Exhibit 99.1

Ipsidy Announces Results for Year Ended December 31, 2019

A Year of Continued Progress Building Trusted Identity

LONG BEACH, N.Y., March 30, 2020 (GLOBE NEWSWIRE) -- Ipsidy Inc. (www.ipsidy.com) [OTCQB:IDTY] which operates an Identity as a Service (IDaaS) platform that delivers a suite of secure, mobile, biometric identity solutions, available to any vertical, anywhere, today announced its results for the year ended December 31, 2019.

Financial Results for the Year Ended December 31, 2019

●	Total revenue for the year ended December 31, 2019 was $2.6 million compared to $3.8 million for the year ended December 31, 2018. The results in 2018 reflected the one-time supply of Search™, our Automated Fingerprint Identification System, to the Zimbabwe Electoral Commission, offset by revenue increases in 2019 from new products and Cards Plus.

●	Net loss for the year ended December 31, 2019 was $10.5 million compared to a net loss of $10.0 million for the year ended December 31, 2018, principally as a result of a non-cash charge for goodwill impairment loss of approximately $1.5 million.

●	Basic and fully diluted net loss per share for both years ended December 31, 2019 and 2018 was $0.02 cents.

●	Adjusted EBITDA loss for the year ended December 31, 2019 was $6.4 million compared to an Adjusted EBITDA loss of $6.0 million for the year ended December 31, 2018, as the Company invested in the technical and operational resources required to support on-going and future operations.

●	Secured approximately $3.6 million of additional equity and convertible debt investment during 2019 and a further $1.5 million of convertible debt investment in February 2020.

Refer to Table 1 for reconciliation of net income to Adjusted EBITDA (a non-GAAP measure).

Everything starts with trusted identity. Our identity platform offers a suite of mobile biometric identity services that our customers can use to verify identity (ProofTM) and authenticate transactions (Verified™) across multiple use cases, thereby creating trusted transactions.

We continued to make progress during 2019 in executing our Trusted Identity strategy. Ipsidy ran pilots and workshops with a number of reseller and technology partners and potential customers. We developed new implementation and deployment models in response to customer and market demands. The Identity solutions market is rapidly developing and increasing demand for verifying digital identity during remote onboarding and digital transactions can be seen in our pipeline. While remote working and secure access to corporate networks are not new, the scope and speed at which society is now moving workers and students to the virtual office or classroom, is staggering. We believe our products and services are well equipped to help those organizations adopting remote working and learning, and substantially improve how they can confidently grant access only to those who are entitled to such access.

The Company’s highlighted activities included the following:

●	Signed LOI with local partners in the United Arab Emirates to establish business and operations and commenced sales activities in pursuit of a number of specific opportunities.

●	Established Ipsidy Peru S.A.C, our subsidiary company in Peru, signed an agreement with RENIEC, the National ID Registry in Peru and developed support to our IdaaS platform for connecting to government registries, including RENIEC, thereby enhancing our Proof™ solution.

●	Launched Proof, our new identity proofing solution and made it available through Ipsidy’s new Identity Portal and via integration.

●	Launched Time™, a mobile solution for tracking time & attendance with biometric & geo-location certainty

●	Partnered with Skypatrol to deliver SkyOne lock, which incorporates mobile, biometric identity authentication services and GPS technology as part of a transportation logistics solution for trucking fleets.

●	Launched our SDK’s for image capture and liveness detection and developed enhancements based on client needs.

●	Completed support for Apple’s iOS13 with NFC and made available Concierge and Time Apps on both Apple and Android platforms with updated SDK’s.

Recent Highlights

●	Signed agreement with Temenos SA (SIX: TEMN), a global banking software provider to over 3000 financial institutions, including 41 of the world’s top 50 banks, to integrate with the Temenos banking software system and become a member of the Temenos MarketPlace which provides financial institutions with easy access to innovative fintech solutions from around the world.

●	Phillip L. Kumnick, previously SVP Global Acquirer Processing at Visa, an experienced industry executive, joined our Board of Directors in January 2020 and was appointed Deputy Chairman.

●	Philip R. Broenniman also joined our Board of Directors in March 2020, bringing his experience and skills as an investment manager, entrepreneur and financial analyst.

“As a result of our engagement with business partners and potential customers in 2019, we have fine-tuned our approach to the market to reflect the solutions  that customers are demanding and simplified the way users interact with our solutions,” said Philip Beck, Chairman and CEO of Ipsidy. “Recent developments have only highlighted the expanding need for remote onboarding of users, verifying identity and authenticating transactions everywhere. The Ipsidy team continues to work on closing opportunities in the EMEA, LATAM and US regions, with a focus on the financial, telecommunication and logistics sectors.”

We are carefully watching developments related to COVID-19 and have considered a variety of potential scenarios. Day to day operations have been somewhat impacted, by the requirement for all employees to work from home, for which we were already substantially prepared, and we are working to mitigate any impact to our customers and employees and are continually updating our plans as the situation develops. The extent to which Covid 19 will impact our customers, business, results and financial condition will depend on current and future developments, which are highly uncertain and cannot be predicted at this time.  We appreciate the support of our employees, partners and customers in these difficult times.

Additional analysis of the Company’s performance can be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Quarterly Report on Form 10-K for the year ended December 31, 2019 filed at www.sec.gov and posted on the Company’s investor relations website.

About Ipsidy:

Ipsidy Inc. (OTCQB:IDTY) www.ipsidy.com operates an Identity as a Service (IDaaS) platform that delivers a suite of secure, mobile, biometric identity solutions, available to any vertical, anywhere.  In a world that is increasingly digital and mobile, our mission is to help our customers know with biometric certainty the identity of the people with whom they are engaging.  We provide solutions to everyday problems:  Who is applying for a loan? Who is accessing the computer system? Who is at the door?  Identity creates trusted transactions. Ipsidy’s solutions embed authenticated identity and event details with a digital signature and participants use their own mobile device to approve everyday transactions. Our platform delivers identity solutions that work great on their own but even better together.

Ipsidy is headquartered in New York and has operating subsidiaries: MultiPay in Colombia, www.multipay.com.co; Cards Plus in South Africa, www.cardsplus.co.za; Ipsidy Enterprises in the U.K. and Ipsidy Perú S.A.C. Further information on Ipsidy can be found at www.ipsidy.com or contact us at sales@ipsidy.com.

Contacts:

Ipsidy Inc.
Philip Beck, Chairman & CEO	philipbeck@ipsidy.com
Stuart Stoller, CFO	stuartstoller@ipsidy.com
+1 (516) 274-8700

Notice Regarding Forward-Looking Statements.

Information contained in this announcement may include “forward-looking statements.” All statements other than statements of historical facts included herein, including, without limitation, those regarding the financial position, business strategy, plans and objectives of management for future operations of both Ipsidy and its business partners, future service launches with customers, the outcome of pilots and new initiatives and customer pipeline are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding Ipsidy present and future business strategies, and the environment in which Ipsidy expects to operate in the future, which assumptions may or may not be fulfilled in practice. Implementation of some or all of the new services referred to is subject to regulatory or other third party approvals. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the risk that implementation, adoption and offering of the service by customers, consumers and others may take longer than anticipated, or may not occur at all; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, whether as a result of the COVID-19 pandemic, or otherwise and others. Additional risks may arise with respect to commencing operations in new countries and regions, of which Ipsidy is not fully aware at this time. See the Company’s Annual Report Form 10-K for the Fiscal Year ended December 31, 2019 filed at www.sec.gov for other risk factors which investors should consider. These forward-looking statements speak only as to the date of this announcement and cannot be relied upon as a guide to future performance. Ipsidy expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this announcement to reflect any changes in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Non-GAAP Financial Information.

The Company provides certain non-GAAP financial measures in this statement. Management believes that Adjusted EBITDA, when viewed with our results under GAAP and the accompanying reconciliations, provides useful information about our period-over-period results. Adjusted EBITDA is presented because management believes it provides additional information with respect to the performance of our fundamental business activities and is also frequently used by securities analysts, investors and other interested parties in the evaluation of comparable companies. We also rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our company and our management team in connection with our executive compensation. These non-GAAP key business indicators, which include Adjusted EBITDA, should not be considered replacements for and should be read in conjunction with the GAAP financial measures.

We define Adjusted EBITDA as GAAP net loss adjusted to exclude: (1) interest expense, (2) interest income, (3) provision for income taxes, (4) depreciation and amortization, (5) stock-based compensation expense (stock options and restricted stock) and (6) certain other items management believes affect the comparability of operating results. Please see Table 1 below for a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

IPSIDY INC AND SUBSIDIARIES
Reconciliation of Net Loss to Adjusted EBITDA
(Unaudited)

	For the Year Ended
	December 31, 2019	December 31, 2018

Net loss	$(10,500,358)	$(10,027,613)

Add Back:

Interest Expense	375,598	757,801
Other income	(23,920)	(83,649)
Depreciation and amortization	790,367	493,697
Taxes	62,931	30,242
Impairment loss	1,671,804	148,627
Stock compensation	1,246,019	2,675,852

Adjusted EBITDA (Non-GAAP)	$(6,377,559)	$(6,005,043)

IPSIDY INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended
	December 31,
	2019	2018

Revenues:
Products and services	$2,488,624	$3,759,635
Lease income	63,421	69,358
Total revenues, net	2,552,045	3,828,993

Operating Expenses:
Cost of Sales	669,523	1,256,853
General and administrative	7,892,046	10,358,186
Research and development	1,614,054	894,849
Impairment loss	1,671,804	148,627
Depreciation and amortization	790,367	493,697
Total operating expenses	12,637,794	13,152,212

Loss from operations	(10,085,749)	(9,323,219)

Other Income (Expense):
Interest expense, net	(375,598)	(757,801)
Other income, net	23,920	83,649
Other expense, net	(351,678)	(674,152)

Loss before income taxes	(10,437,427)	(9,997,371)

Income Taxes	(62,931)	(30,242)

Net loss	$(10,500,358)	$(10,027,613)

Net loss per share - Basic	$(0.02)	$(0.02)

Net loss per share - Diluted	$(0.02)	$(0.02)

Weighted Average Shares Outstanding - Basic	498,747,396	429,852,594

Weighted Average Shares Outstanding - Diluted	498,747,396	429,852,594

IPSIDY INC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2019	2018

ASSETS
Current Assets:
Cash	$567,081	$4,972,331
Accounts receivable, net	125,859	130,875
Current portion of net investment in direct financing lease	65,333	58,727
Inventory, net	173,575	133,541
Other current assets	753,505	471,834
Total current assets	1,685,353	5,767,308

Property and equipment, net	161,820	204,000
Other Assets	383,066	1,566,177
Intangible Assets, net	5,593,612	3,310,184
Goodwill	5,218,861	6,736,043
Net investment in direct financing lease, net of current portion	494,703	560,036
Total assets	$13,537,415	$18,143,748

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$2,215,912	$1,347,225
Notes payable, current portion	5,341	$-
Capital lease obligation, current portion	34,816	30,898
Deferred revenue	425,276	236,270
Total current liabilities	2,681,345	1,614,393

Long-term liabilities:
Notes payable, net	1,970,937	1,853,649
Connvertible debt	428,000	-
Capital lease obligation, net of current portion	49,794	84,610
Other liabilities	131,568	-
Total liabilities	5,261,644	3,552,652

Commitments and Contingencies

Stockholders’ Equity:
Common stock, $0.0001 par value, 1,000,000,000 shares authorized; 518,125,454 and 478,950,996 shares issued and outstanding as of December 31, 2019 and December 31, 2018, respectively	51,812	47,895
Additional paid in capital	94,982,167	90,770,682
Accumulated deficit	(86,935,593)	(76,435,235)
Accumulated comprehensive income	177,385	207,754
Total stockholders’ equity	8,275,771	14,591,096
Total liabilities and stockholders’ equity	$13,537,415	$18,143,748

IPSIDY INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
	December 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(10,500,358)	$(10,027,613)
Adjustments to reconcile net loss with cash used in operations:
Depreciation and amortization expense	790,367	493,697
Stock-based compensation	1,246,019	2,675,852
Stock issued for services	41,071	97,126
Inventory reserve	-	348,302
Amortization of debt discount and debt issuance costs, net	109,764	477,928
Impairment loss	1,671,804	148,627
Changes in operating assets and liabilities:
Accounts receivable	(5,770)	20,762
Net investment in direct financing lease	58,727	52,790
Other current assets	(18,834)	(265,624)
Inventory	(50,647)	(1,519)
Accounts payable and accrued expenses	413,773	(84,512)
Deferred revenue	189,006	113,759
Net cash flows from operating activities	(6,055,078)	(5,950,425)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(27,364)	(59,091)
Investment in other assets including work in process	(1,604,152)	(1,319,932)
Net cash flows from investing activities	(1,631,516)	(1,379,023)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible note payable	408,000	-
Proceeds from the sale of common stock, net	2,928,312	9,610,793
Payment of debt and equity issuance costs	-	(658,864)
Principal payments on capital lease obligations	(31,188)	(27,421)
Principal payments on notes payable	-	(1,000,000)
Net cash flows from financing activities	3,305,124	7,924,508

Effect of foreign currencies exchange on cash	(23,780)	(36,551)

Net change in Cash	(4,405,250)	558,509
Cash, Beginning of Period	4,972,331	4,413,822
Cash, End of Period	$567,081	$4,972,331

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$10,771	$173,426
Cash paid for income taxes	$62,931	$17,304

Non-cash Investing and Financing Activities:
Purchase of vehicle with note payable	$16,510	$-
Recognition of right to use asset and obligation	$514,473	$-
Reclassification of software development costs to intangible assets	$3,111,668	$679,882